EXHIBIT 10.10.2

                       DATALINC LTD'S LINE OF CREDIT WITH

                             UNITED BANK OF PINELLAS






















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                              NOTE

BORROWER'S NAME               LENDER'S NAME AND                  Loan Number:
AND ADDRESS                   ADDRESS                             0101786156___
---------------               ------------------------           Date: 10/3/94
DATALINC, LTD.                UNITED BANK OF PINELLAS            Maturity Date:
1641 COMMERCE AVE N           5801 49TH STREET NORTH              ON DEMAND
ST. PETERSBURG, FL 33716      ST. PETERSBURG, FL 33709           Loan Amount:
                                                                 $300,000.00
                                                                 Renewal Of:
                                                                  0101786156

For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of THREE HUNDRED THOUSAND AND N0/100 * * * * * *
* * * * * * * * * * * * * * Dollars$  300,000.00  _____ Single  Advance:  I will receive all of this principal sum on __________________. No additional advances are contemplated under this note.

     _XX_ Multiple Advance: The principal sum shown above is the maximum amount of principal I can borrow under this note. On MARCH 3, 1994 1 will receive the amount of $_______________ and future principal advances are contemplated.

     Conditions: The conditions for future advances are UPON BORROWER'S REQUEST AND LOAN NOT IN DAFAULT.

     _XX_ Open End Credit: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on DEMAND.

     ____ Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

INTEREST: I agree to pay interest on the outstanding principal balance from OCTOBER 3, 1994 at the rate of 9.430 % per year until FIRST CHANGE DATE.

     _XX_ Variable Rate: This rate may then change as stated below.

     _XX_ Index Rate: The future rate will be 0.750% OVER the following index rate: UNITED BANK OF PINELLAS PRIME RATE.

     ____ No Index: The future rate will not be subject to any internal or external index. It will be entirely in your control.

     _XX_ Frequency and Timing: The rate on this note may change as often as DAILY. A change in the interest rate will take effect ON THE SAME DAY.

     _XX_ Lmitations: During the term of this loan, the applicable annual interest rate will not be more than 18% or less than _______%.

     Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:

     _XX_ The amount of each scheduled payment will change.

     _XX_   The   amount   of   the   final    payment   will    change.



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ACCRUAL METHOD: Interest will be calculated on a ACTUAL/360 basis.

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below: ____ on the same fixed or variable rate basis in effect before maturity (as indicated above).

     _XX_ at a rate equal to 18.00%.

     _XX_ LATE CHARGE: If a payment if made more than 10 days after it is due, I agree to pay a late charge of 5.000% OF THE LATE PAYMENT WITH A MINIMUM OF $10.00

     _XX_ ADDITIONAL CHARGES: In addition to the interest, I agree to pay the following charges which _XX_ are included in the principal amount above:
BANK FEE $375.00.

PAYMENTS: I agree to pay this note as follows:

     _XX_ Interest: I agree to pay accrued interest MONTHLY BEGINNING NOVEMBER 3, 1994.

     _XX_ Principal: I agree to pay the principal ON DEMAND.

     ____ Installments: I agree to pay this note in _______ payments. The first payment will be in the amount of $_________ and will be due ____________. A payment of $_____________ will be due _______________, thereafter. The final payment of the entire unpaid balance of principal and interest will be due
-----------------

     ADDITIONAL TERMS: THIS LOAN IS SECURED BY ALL EQUIPMENT, INVENTORY, ACCOUNTS RECEIVABLE AND CONTRACTS RIGHTS NOW OWNED AND/OR HEREAFTER ACQUIRED.

INTANGIBLE TAX AT THE CURRENT RATE WILL BE DUE ON YOUR OUTSTANDING BALANCE AS OF THE FIRST DAY OF EACH CALENDAR YEAR. THIS AMOUNT WILL BE BILLED TO YOU AND IS DUE BY JANUARY 31.

     PURPOSE: The purpose of this loan is BUSINESS: RENEWAL OF WORKING CAPITAL LINE.

     SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGE 2). 1 have received a copy on today's date.

                          DATALINC LTD.

                          /S/ John F. Kolenda
                          BY: __________________________
                          INTEGRATED COMMUNICATION, NETWORKS, INC.
                          BY: John F. Kolenda, Chairman

Signature for Lender

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UNIVERSAL NOTE
@ 1984. 1991 Bankers Systems, Inc., St. Cloud, MN
Form UN-FL 1/23/96


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